EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this quarterly report on Form 10-Q, that:

     - the report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities and Exchange Act of 1934, as amended, and

     - the information contained in the report fairly presents, in all material respects, the Corporations financial condition and results of operations of the corporation as of the dates and for the periods expressed in this quarterly report.


/s/ John J. Remaley
-------------------------------------
John J. Remaley,
Chief Executive Officer
Dated: August 9, 2006


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